Fees Summary	Oct. 03, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 362,222.25
Previously Paid Amount	0.00
Total Fee Amount	55.46
Total Offset Amount	0.00
Net Fee	$ 55.46
Final Prospectus	false